SECURED BORROWINGS	12 Months Ended
Dec. 31, 2020
SECURED BORROWINGS [Abstract]
SECURED BORROWINGS
10.	SECURED BORROWINGS

The Company’s secured borrowings, net balance as of December 31, 2020 and 2019 are presented below (dollars in thousands):

	Outstanding principal balance as of December 31,		Weighted average interest rate(1) as of December 31,
	2020(2)	2019(2)	2020	2019	Maturity date
Nord LB Facility	60,667	65,290	2.00%	3.59%	May 2021
2012 Term Loan	362,960	385,364	3.26%	4.15%	August 2025
2020 Term Loan	180,000	—	7.00%	—	October 2025
Magellan Acquisition Limited Facility	252,143	278,684	3.95%	4.11%	December 2025
Fly Aladdin Acquisition Facility	229,644	272,343	4.83%	4.85%	June 2023
Fly Aladdin Engine Funding Facility	40,640	42,339	4.95%	4.95%	December 2021 – April 2022
Other Aircraft Secured Borrowings	543,002	673,463	3.21%	4.07%	March 2021 – June 2028
Total outstanding principal balance	1,669,056	1,717,483
Unamortized debt discounts and loan costs	(26,814)	(21,958)
Total secured borrowings, net	$1,642,242	$1,695,525

(1)	Represents the contractual interest rates and effect of derivative instruments and excludes the amortization of debt discounts and debt issuance costs.
(2)	As of December 31, 2020 and 2019, accrued interest on secured borrowings totaled $6.5 million and $9.2 million, respectively.

The Company is subject to restrictive covenants under its secured borrowings which relate to the incurrence of debt, issuance of guarantees, incurrence of liens or other encumbrances, the acquisition, substitution, disposition and re-lease of aircraft, maintenance, registration and insurance of its aircraft, restrictions on modification of aircraft and capital expenditures, and requirements to maintain concentration limits.

The Company’s loan agreements include events of default that are customary for these types of secured borrowings. The Company’s failure to comply with any restrictive covenants, or any other operating covenants, may trigger an event of default under the relevant loan agreement. In addition, certain of the Company’s loan agreements contain cross-default provisions that could be triggered by a default under another loan agreement.

As of December 31, 2020, the Company was not in default under any of its secured borrowings.

Securitization Notes

On March 14, 2019, B&B Air Funding redeemed all remaining aircraft lease-backed Class G-1 notes (the “Securitization Notes”) issued on October 2, 2007 and with an original maturity date of November 14, 2033, in the aggregate principal amount then-outstanding of $63.8 million. In connection with the redemption, the Company expensed approximately $1.9 million of debt extinguishment costs.

Nord LB Facility

As of December 31, 2020, the Company had $60.7 million principal amount outstanding under its non-recourse debt facility with Norddeutsche Landesbank Gironzentrale (the “Nord LB Facility”), which was secured by three aircraft. The Nord LB Facility is structured with loans secured by each aircraft individually. The loans are cross-collateralized and contain cross-default provisions. Borrowings are secured by Fly’s equity interests in the aircraft owning and leasing subsidiaries, the related leases, and certain deposits. The maturity date of the Nord LB Facility is May 14, 2021.

The loans under the Nord LB Facility bear interest at one-month LIBOR plus a margin of 1.85%. Prior to November 14, 2018, the loans bore interest at one-month LIBOR plus a margin of 3.30%.

Under the terms of the Nord LB Facility, the Company applies 95% of lease rentals collected towards interest and principal. If no lease rental payments are collected in the applicable period for any financed aircraft, then no payment is due under the loan associated with that aircraft during such period. Any unpaid interest increases the principal amount of the associated loan.

In the event the Company sells any of the financed aircraft, substantially all sale proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and then to repay the outstanding amounts which finance the remaining aircraft. In addition, any maintenance reserve amounts retained by the Company will be used to prepay the Nord LB Facility, provided such reserves are not required for future maintenance of such aircraft.

Upon termination or expiration of a lease other than by sale, no payments are due with respect to the outstanding loan associated with that aircraft until the earlier of (i) six months from such termination or expiration and (ii) the date on which the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. The Company must pay interest with respect to any aircraft that remains off-lease after six months, and if such aircraft continues to be off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months but may not foreclose on any other aircraft in the facility.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

2012 Term Loan

As of December 31, 2020, the Company had $363.0 million principal amount outstanding under its senior secured term loan (the “2012 Term Loan”), which was secured by 25 aircraft. Fly has guaranteed all payments under the 2012 Term Loan. The final maturity date of the 2012 Term Loan is August 9, 2025. The 2012 Term Loan can be prepaid in whole or in part at par.

Prior to November 22, 2019, the 2012 Term Loan bore interest at three-month LIBOR plus a margin of 2.00%. Effective on November 22, 2019, the Company amended the 2012 Term Loan to (i) reduce the margin to 1.75% and (ii) extend the maturity date from February 9, 2023 to August 9, 2025. The 2012 Term Loan requires quarterly principal payments of $5.6 million.

In connection with the amendment completed in November 2019, the Company paid a one-time fee of 0.25% on the then outstanding principal amount to the 2012 Term Loan lenders and there was no prepayment penalty associated with this repricing.

The 2012 Term Loan requires that the Company maintain a maximum loan-to-value ratio of 70.0% based on the lower of the mean or median of half-life adjusted base values of the financed aircraft as determined by three independent appraisers. The 2012 Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the 2012 Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The 2012 Term Loan also includes certain customary covenants, including reporting requirements and maintenance of credit ratings.

An event of default under the 2012 Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

2020 Term Loan

On October 15, 2020, the Company entered into a $180.0 million senior secured term loan (the “2020 Term Loan”) with a consortium of lenders, which is secured by 11 aircraft. The 2020 Term Loan will mature on the earlier of (i) October 15, 2025 and (ii) the date falling 30 days prior to the maturity of the 2024 Notes if not redeemed. The 2020 Term Loan was issued at a discount of 4.5%. The 2020 Term Loan bears interest at LIBOR plus a margin of 6.00%, with a LIBOR floor of 1.00% and requires quarterly principal payments of 1.25% of the original loan amount. The 2020 Term Loan can be prepaid in whole or in part on or after October 15, 2021 without any prepayment premium. The Company has guaranteed all payments under the 2020 Term Loan.

The 2020 Term Loan includes certain customary covenants, including reporting requirements, maintenance of credit ratings and maintenance of insurance. The aggregate principal amount outstanding as measured on a quarterly basis must not exceed 70.0% of the lower of the mean or median of the half-life adjusted base values of the financed aircraft, as determined by three independent appraisers (the “LTV Test”). The Company is required to seek new appraisals semi-annually.

Upon the sale of an aircraft, the Company may substitute aircraft into the 2020 Term Loan subject to certain conditions. The substitute aircraft must have an appraised value equal to or greater than the aircraft removed from the 2020 Term Loan. In addition, the Company must be in compliance with specified concentration limits, including aircraft type, geographic and lessee concentration limits, as well as the LTV Test after such sale, removal or substitution.

Magellan Acquisition Limited Facility

As of December 31, 2020, the Company had $252.1 million principal amount outstanding in loans and notes under its term loan facility (“Magellan Acquisition Limited Facility”), which was secured by nine aircraft. Fly has guaranteed all payments under this facility. The Magellan Acquisition Limited Facility has a maturity date of December 8, 2025.

The interest rate on the loans is based on one-month LIBOR plus an applicable margin of 1.65% per annum. The interest rate on the notes is a fixed rate of 3.93% per annum. The facility requires monthly principal payments of $2.2 million.

The facility contains financial and operating covenants, including a covenant that Fly maintain a tangible net worth of at least $325.0 million, as well as customary reporting requirements. The borrower is required to maintain (i) an interest coverage ratio and (ii) a LTV ratio of (a) 75% through December 8, 2020, (b) 70% from December 9, 2020 through December 8, 2022, (c) 65% from December 9, 2022 through December 8, 2024 and (d) 60% thereafter. The LTV is based on the lower of the average half-life adjusted current market value and base value of all aircraft financed under the facility as determined by three independent appraisers on an annual basis. Upon the occurrence of certain conditions, including a failure by Fly to maintain a minimum liquidity of at least $25.0 million, the borrower will be required to deposit certain amounts of maintenance reserves and security deposits received into pledged accounts. Also, upon the occurrence of a breach of the interest coverage ratio or the LTV ratio and certain other events, all cash collected will be applied to repay the outstanding principal balance of the loans and notes until such breach is cured. The LTV ratio was breached on the payment date falling in January 2021, triggering a cash sweep under the facility.

Upon the sale of an aircraft, the borrower may substitute aircraft into the Magellan Acquisition Limited Facility subject to certain conditions. The substitute aircraft must be equal to or greater than the appraised value of the aircraft being substituted. The borrower must be in compliance with the concentration limits after such substitution.

An event of default under the Magellan Acquisition Limited Facility includes a default in respect of Fly’s recourse obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

Fly Acquisition III Facility

On October 22, 2019, the Company paid in full the outstanding principal balance under a revolving credit facility (the “Fly Acquisition III Facility”) with an original maturity date of February 26, 2022. The Company paid commitment fees of 0.50% to 0.75% per annum to the lenders on the undrawn amount of their commitments during the availability period under the Fly Acquisition III Facility, which expired on February 26, 2019.

The interest rate under the facility was based on one-month LIBOR plus an applicable margin of (i) 2.00% through February 26, 2019 and (ii) 2.50%, from February 27, 2019 through the repayment date of the facility.

Fly Aladdin Acquisition Facility

As of December 31, 2020, the Company had an aggregate of $229.6 million principal amount outstanding of Series B loans under its term loan facility (the “Fly Aladdin Acquisition Facility”), which were secured by 14 aircraft. Series B loans have a final maturity date of June 15, 2023. During the year ended December 31, 2019, the Company repaid Series A loans in full and a portion of Series B loans and expensed approximately $2.6 million of debt extinguishment costs.

During the fourth quarter of 2018, the Company prepaid $81.1 million of debt and wrote off approximately $0.9 million of unamortized loan costs and debt discounts as debt extinguishment costs. The aircraft associated with the debt prepayment were sold during the first quarter of 2019.

The interest rate on Series A loans was based on three-month LIBOR, plus an applicable margin of 1.50% per annum. The interest rate on Series B loans is based on three-month LIBOR, plus an applicable margin of 1.80% per annum. The Company makes scheduled quarterly payments of principal and interest on the loans in accordance with a fixed amortization schedule.

Borrowings are secured by the aircraft and related leases, and the equity and beneficial interests in the aircraft owning and leasing subsidiaries. In addition, Fly has provided a guaranty of certain of the representations, warranties and covenants under the Fly Aladdin Acquisition Facility (including, without limitation, the borrowers’ special purpose covenants), as well as the obligations, upon the occurrence of certain conditions, to deposit maintenance reserves and security deposits received into pledged accounts.

The facility contains operating covenants, including covenants that the borrowers maintain a (i) debt service coverage ratio of at least 1.15:1.00, (ii) that 85% of aircraft financed under the facility (a) are on lease, (b) have been subject to a lease in the previous six months or (c) are subject to a letter of intent for a re-lease or sale (the “utilization test”) and (iii) LTV ratio of (a) 68% through December 14, 2020, (b) 65% from December 15, 2020 through June 14, 2021, (c) 63.5% from June 15, 2021 through December 14, 2021, (d) 62% from December 15, 2021 through June 14, 2022, (e) 60% from June 15, 2022 through December 14, 2022 and (f) 58% thereafter. The utilization test and LTV ratio are based on the average of the half-life adjusted current market value of all financed aircraft as determined by three independent appraisers on a semi-annual basis.

Upon the occurrence of (i) a breach of the debt service coverage ratio continuing for two consecutive quarterly payment dates, (ii) an event of default that is continuing under the Fly Aladdin Acquisition Facility, or (iii) a default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any recourse indebtedness of the Company in an aggregate principal amount exceeding $50.0 million, Fly will be required to deposit, or cause the borrowers to deposit, all maintenance reserves and security deposits received under the associated leases into pledged accounts. Also, upon the occurrence of a breach, on any payment date, of the LTV ratio and certain other events, all cash collected will be applied to repay the outstanding principal balance of the Series B loans until such breach is cured. The LTV ratio was breached in the third quarter of 2020. As a consequence of entering into deferral agreements with the Company’s lessees, in the fourth quarter of 2020, the debt service coverage ratio was breached for two consecutive quarterly payment dates, requiring the Company to deposit approximately $7.6 million in cash maintenance reserves and security deposits received under the associated leases into pledged accounts.

The Fly Aladdin Acquisition Facility contains geographic and single lessee concentration limits, which apply upon the acquisition, sale, removal or substitution of an aircraft, as well as aircraft type eligibility for any aircraft substitution. Upon the sale of an aircraft, the borrowers may substitute an Airbus A320 or A321 model aircraft on operating lease to the AirAsia Group into the Fly Aladdin Acquisition Facility subject to certain conditions. The facility also includes certain customary covenants, including reporting requirements. A violation of any of these covenants could result in a default under the Fly Aladdin Acquisition Facility.

Fly Aladdin Engine Funding Facility

As of December 31, 2020, the Company had $40.6 million principal amount outstanding under a term loan facility (the “Fly Aladdin Engine Funding Facility”), which was secured by seven engines. Fly has guaranteed all payments under this facility. The loans have maturity dates ranging from December 31, 2021 to April 30, 2022.

In October 2018, the Company drew down $43.9 million under the Fly Aladdin Engine Funding Facility and paid up-front fees of approximately $0.4 million.

The interest rates for the borrowings range from 4.94% to 4.96% per annum, per engine. The Company is required to make scheduled monthly payments of principal and interest in accordance with an amortization schedule.

The loans are secured by the engines and related leases and the Company’s equity and beneficial interests in the engine owning entities. The Fly Aladdin Engine Funding Facility contains customary covenants. A violation of any of these covenants could result in a default under the Fly Aladdin Engine Funding Facility.

Other Aircraft Secured Borrowings

The Company has entered into other aircraft secured borrowings to finance the acquisition of aircraft, one of which is denominated in Euros. As of December 31, 2020, the Company had $543.0 million principal amount outstanding of other aircraft secured borrowings, which were secured by 13 aircraft. Of this amount, $279.1 million was recourse to Fly.

These borrowings are structured as individual loans secured by pledges of the Company’s rights, title and interests in the financed aircraft and leases. In addition, Fly may provide guarantees of its subsidiaries’ obligations under certain of these loans and may be subject to financial and operating covenants in connection therewith. The maturity dates of these loans range from March 2021 to June 2028.

During the year ended December 31, 2020, the Company paid off one of its other aircraft secured borrowings of $61.0 million and expensed approximately $0.5 million of debt extinguishment costs.

During 2018, the Company entered into a recourse secured borrowing in the amount of $122.5 million to finance an unencumbered aircraft.

Future Minimum Principal Payments on Secured Borrowings

During the year ended December 31, 2020, the Company made scheduled principal payments of $148.8 million on its secured borrowings. The anticipated future minimum principal payments due for its secured borrowings are as follows (dollars in thousands):

Year ending December 31,
2021	$261,296
2022	171,216
2023	396,344
2024	128,776
2025	615,075
Thereafter	96,349
Future minimum principal payments due	$1,669,056